Investor Presentation October 2006 Exhibit 99.1

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Forward-Looking Statements
This presentation may contain “forward-looking statements” which include information concerning the
Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information.  When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,”
and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, initiatives to increase sales, the rollout and market acceptance of new products, initiatives to generate productivity improvements and reduce costs, our investments to increase our global brand awareness, and management’s expectations regarding its net sales, GAAP net income and capital expenditures for 2006, are based upon current expectations and beliefs and various assumptions. There can be no assurance that the
Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.  Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions and consumer confidence; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to further penetrate the US retail furniture channel, including the timing of opening or expanding within large retail accounts; the
Company’s ability to address issues in certain underperforming international markets; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; rising commodity costs; the market price for the
Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time. Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and
Exchange Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors".  Any forward-
looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

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Business Review
Business Review
Leading producer of premium mattresses and pillows
Leading producer of premium mattresses and pillows
–
–
Proprietary formula and manufacturing process
Proprietary formula and manufacturing process
–
–
#1 visco-elastic market share
#1 visco-elastic market share
–
–
Highest profitability in our industry
Highest profitability in our industry
Global sales under the “TEMPUR®”
Global sales under the “TEMPUR®”
and “Tempur-Pedic®”
and “Tempur-Pedic®”
trademarks
trademarks
–
–
Truly international with sales in over 70 countries through 4 diverse channels
Truly international with sales in over 70 countries through 4 diverse channels
Premium segment (>$1,000) of ~$12 billion global wholesale mattress market
Premium segment (>$1,000) of ~$12 billion global wholesale mattress market
–
–
Believe premium represents ~50% of the U.S. market
Believe premium represents ~50% of the U.S. market
–
–
Fastest-growing segment
Fastest-growing segment
Tempur-Pedic products provide greater overall comfort and better quality sleep
Tempur-Pedic products provide greater overall comfort and better quality sleep
–
–
Temperature-sensitive and contours more naturally to the body
Temperature-sensitive and contours more naturally to the body
–
–
Recommended by more than 25,000 healthcare professionals
Recommended by more than 25,000 healthcare professionals

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Seasoned Management Team
Seasoned Management Team
Name Position Prior Experience
Tom Bryant CEO & President CEO, Stairmaster Sports & Medical Products
President, Dunlop Maxfli
Johnson & Johnson (13 years)
Dale Williams CFO CFO, Honeywell Control Products
CFO, Saga Systems
CFO, GE Information Services; (15 years at GE)
Matt Clift EVP, Operations VP/GM Lexmark International
Lexmark/IBM (23 years)
Rick Anderson EVP, North America VP, Gillette
Gillette/P&G (23 years)
David Montgomery EVP, International President, Rubbermaid Europe
VP, Black & Decker Europe, Middle East, Africa

4 4 Product Overview

5 5
Tempur-Pedic Swedish Sleep System®
Tempur-Pedic Swedish Sleep System®
Therapeutic Benefits
Therapeutic Benefits
Excellent Pressure & Pain Management
Excellent Pressure & Pain Management
–
–
Manages pressure over the entire mattress surface
Manages pressure over the entire mattress surface
Open Cell Technology
Open Cell Technology
–
–
Unlike water, air and foam products, TEMPUR®
Unlike water, air and foam products, TEMPUR®
material promotes airflow
material promotes airflow
Body Conforming & Support
Body Conforming & Support
–
–
Neck and spine supported in the correct anatomical position
Neck and spine supported in the correct anatomical position
Safe and Healthy
Safe and Healthy
–
–
Antimicrobial and hypoallergenic
Antimicrobial and hypoallergenic
–
–
Resistant to dust mites, household allergens and mold
Resistant to dust mites, household allergens and mold
Maintenance Free
Maintenance Free
–
–
Never needs to be turned or serviced
Never needs to be turned or serviced

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Diversity Across Products
Diversity Across Products
9M06 Sales: $121.9 million (18% of Total)
9M06 Sales: $121.9 million (18% of Total)
Retail Price:
Retail Price:
–
–
Adjustable Beds: $1,300 –
Adjustable Beds: $1,300 –
$2,800
$2,800
–
–
Other: $35 –
Other: $35 –
$150
$150
9M06 Sales: $87.5 million (12% of Total)
9M06 Sales: $87.5 million (12% of Total)
Retail Price: $70 –
Retail Price: $70 –
$165
$165
9M06 Sales: $479.1 million (70% of Total)
9M06 Sales: $479.1 million (70% of Total)
Queen Retail Price Point: $1,199 –
Queen Retail Price Point: $1,199 –
$5,499
$5,499
Pillows
Adjustable
Beds / Other
Mattresses

7 7 Vertically Integrated Business Model

8 8
Global, vertically integrated
manufacturer
State of the art, highly automated,
ISO-certified plants
>$200 million invested
Denmark (500K sq ft)
Duffield, VA (500K sq ft) Albuquerque, NM (750K sq ft)
Manufacturing Facilities
Manufacturing Facilities
Note: New Mexico facility under construction and expected to open by year end 2006

9 9 Sleep In The News

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Sleep In The News
Sleep In The News
Don’t lose sleep buying the perfect mattress
–By Janice Lieberman
“Companies try to help workers sleep more”
Sleep, Snoring and the Blues
–By SANJAY GUPTA
Sleep Deprivation: New Concerns; Four More Studies Show It Harms Health
Who Needs Sleep?
When the gods of sleep have deserted you
“Sleep for longer if you want to stay healthy”
Not getting enough sleep can make you fat
–By Madelyn Fernstrom, Ph.D., CNS

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Sleep In The News
Sleep In The News
U.S. Sleep Aid Industry Estimated To Be >$3B Annually … And Growing!
Note: U.S. Sleep Aid Industry annual market size estimate based on management estimates and publicly available industry estimates for prescription and over-the-counter sleep aids.
Tempur-Pedic is not sponsored by, associated with or affiliated with any of the entities depicted above.

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Better Mattress …
Better Mattress …
Better Sleep!
Better Sleep!
–
–
“Sleep in the News”
“Sleep in the News”
is Fueling Consumer
is Fueling Consumer
Interest and Involvement in Sleep Related
Interest and Involvement in Sleep Related
Products and Categories
Products and Categories
–
–
This is having an impact on all consumers, but
This is having an impact on all consumers, but
especially Baby-Boomers
especially Baby-Boomers
–
–
Current Shift to Premium and Specialty Bedding
Current Shift to Premium and Specialty Bedding
Validates the Higher Level of Involvement
Validates the Higher Level of Involvement

13 13 Brand Building

14 14
Overview of the Tempur-Pedic®
Overview of the Tempur-Pedic®
Brand
Brand
An assertively forward-looking image for innovative
technology and products that create customers who are
enthusiastic and passionate about our products
Positioned as a high-tech superior proprietary product with
benefits not provided by conventional bedding
Differentiated from the competition – our “less is more”
design provides weightless comfort and self-adjustability for every sleeper on a molecular level – not a mechanical or
electrical product and no switches, motors, pumps, bladders
or hard steel springs
Supported with a massive advertising and brand-building
program that drives consumer awareness

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> 80 million “impressions” per month
> 600 million “impressions” per month
Includes national spots on such shows as: The Radio Factor with Bill
O’Reilly, Westwood One, Dr. Laura, Dr. Joy Browne and WOR with
John Gambling
> 900 million “impressions” per month
> 2.8 billion “impressions” per month
High profile events:  The Apprentice, Oscar’s, Emmy’s, Grammy’s
Newspapers
Television
Radio
Magazines
Cost Effective Advertising to Build
Cost Effective Advertising to Build
Global Brand
Global Brand
Tempur-Pedic’s national advertising campaign drives over 4.3 billion consumer “impressions” per month

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Continue to Build Global Brand
Continue to Build Global Brand
Total Brand Awareness: 78% up from 60% in two years
___________________________
Note:  Total brand awareness for mattresses based on study commissioned by Tempur-Pedic and completed in the first quarter of each year.

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Source: Independent survey commissioned by Tempur-Pedic
Almost all of our customers have recommended Tempur-Pedic®, with about
Almost all of our customers have recommended Tempur-Pedic®, with about two-thirds reporting that they recommended Tempur-Pedic one to five times.
two-thirds reporting that they recommended Tempur-Pedic one to five times.
42% of retail customers report that someone purchased a Tempur-Pedic
42% of retail customers report that someone purchased a Tempur-Pedic mattress as a result of their recommendation.
mattress as a result of their recommendation.
Customer Passion
Customer Passion
95%
65%
18%
17%
42%
0%
20%
40%
60%
80%
100%
Recommended
Tempur-Pedic
1-5 times 6-10 times 11+ times Purchase resulted
from
recommendation

$116.8
$156.0
$268.2
$433.3
$566.5
$479.1
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
2004 2004
Mattresses Key Growth Driver
Mattresses Key Growth Driver
Mattress Revenues
2001 2001
2002 2002
2003 2003
Established Accounts + Targeted
Established Accounts + Targeted
New Stores
New Stores
Increasing slots per store
Increasing slots per store
Growing brand awareness
Growing brand awareness
31% Growth in ’05
31% Growth in ’05
($ in millions)
2005 2005 9M06 9M06
Notes:
1. Growth in the first half of 2005 was much higher than growth in the second half of 2005.
2. For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the
Company’s Form 10K for 2005. For a discussion of the Company’s performance for 9M 2006, please refer to the Company’s press release for the third quarter of 2006.

Historical Net Sales Historical Operating Income
(1)
Growing Net Sales and Profitability
Growing Net Sales and Profitability
$221.5
$298.0
$479.1
$684.9
$836.7
$688.5
$0
$100
$200
$300
$400
$500
$600
$700
$800
Net Sales
($ in millions)
$30.4
$39.4
$97.1
$151.0
$190.9
$148.2
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Operating
Income
($ in millions)
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 9M06 9M06
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 9M06 9M06
___________________________
1. For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2005. For a discussion of the Company’s performance for 9M 2006, please refer to the
Company’s press release for the third quarter of 2006.

$19.7
$35.1
$47.0
$77.0
$102.2
$133.1
$0
$20
$40
$60
$80
$100
$120
$140
Cash Flow from Operations
Cash Flow from Operations
Operating Cash Flows
Growth of operating cash
Growth of operating cash
flows
flows
Business model generates
Business model generates
significant operating cash
significant operating cash
flows
flows
Identified key initiatives to
Identified key initiatives to
continue to improve cash flow
continue to improve cash flow
($ in millions)
Note: For a complete discussion of the Company’s financial performance for 2005, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2005. For a discussion of the Company’s performance for 9M 2006, please refer to the Company’s press release for the third quarter of 2006.
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 9M06 9M06

Investment Highlights
Investment Highlights
#1
#1
In
In
The
The
Fast
Fast
Growing
Growing
Viscoelastic
Viscoelastic Market
#1 In The Premium Mattress Market
#1
#1
In
In
The
The
Premium
Premium
Pillow
Pillow Market
#1
#1
In
In
International
International
Operations
Operations
of
of
All
All
U.S.
U.S.
Bedding
Bedding
Manufactur
Manufacturers
#1 In The Industry For
#1 In The Industry For Profitability
#1
#1
In
In
U.S.
U.S.
Consumer
Consumer
Referrals
Referrals
for
for
Mattresses
Mattresses
#1
#1
In
In
Retail
Retail
Sales
Sales
And
And
Profit
Profit
Per
Per
Sq
Sq
Ft
Ft
___________________________
1. Based on net sales, including management’s estimates of sales by companies that do not publicly report sales of viscoelastic mattresses and pillows, premium mattress and premium pillows.
2. Based on total company-owned foreign operations by U.S. based bedding manufacturers, including management’s estimates for companies that do not publicly report such information.
3. Based on total net income for all publicly reporting US mattress manufacturers.
4. Based on independent survey(s) commissioned by Tempur-Pedic® and management estimates.
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Investor Presentation October 2006